UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 20, 2005


                              Books-A-Million, Inc.
 ______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


 DELAWARE                            0-20664                         63-0798460
________________________________________________________________________________
(State or other jurisdiction        (Commission                    (IRS Employer
  of incorporation)                 File Number)             Identification No.)


402 Industrial Lane, Birmingham, Alabama                             35211
_____________________________________________                 _________________
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (205) 942-3737


                                       N/A
_______________________________________________________________________________
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   Section 3 - Securities and Trading Markets


     Item 3.01 Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.


     On September 20, 2005, Books-A-Million, Inc. (the "Company") received a notification from the staff of The Nasdaq Stock Market that, due to the Company's failure to file on a timely basisits quarterly report on Form 10-Q for the 13 weeks ended July 30, 2005, as required by Nasdaq Marketplace Rule 4310(c)(14), the Company's common stock is subject to potential delisting from The Nasdaq Stock Market at the opening of business on September 29, 2005. The Company will request a hearing before a Nasdaq Listing Qualifications Panel (the "Panel") to ask for a waiver of the compliance failure until the Company files its From 10-Q for the 13 weeks ended July 30, 2005. The Company intends to become current in its filing obligations as soon as possible. The Company previously announced that it would not be able to file its Form 10-Q for the 13 weeks ended July 30, 2005, as a result of management's ongoing evaluation of the Company's internal control over financial reporting for such period. The Company's appeal to the Panel will automatically stay the delisting of its common stock pending the Panel's review and determination. There can be no assurance that the Panel will grant the Company's request for continued listing. The Company's stock will remain listed on The Nasdaq National Market under the trading symbol "BAMME" during the pendency of the Panel's review and determination.


                            Section 7 - Regulation FD


Item 7.01         Regulation FD Disclosure.

     On September 21, 2005, the Company issued a press release advising that it had received a notification of potential delisting from the staff of The Nasdaq Stock Market, Inc. Attached hereto as Exhibit 99.1 is a copy of the Company's press release, which is hereby incorporated by reference.


                  Section 9 - Financial Statements and Exhibits



Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits.
         Exhibit No.     Document Description
99.1                     Press Release dated September 21, 2005






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      _____________BOOKS-A-MILLION, INC._______
                                                        (Registrant)

Date: September 21, 2005
                                      _______/s/ Richard S. Wallington__________
                                                      (Signature)
                                         Name:  Richard S. Wallington
                                         Title:   Chief Financial Officer